                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                                                Settlement Date                      9/30/00
                                                                                Determination Date                  10/11/00
                                                                                Distribution Date                   10/16/00

I.      All Payments on the Contracts                                                                                 9,769,659.52
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             429,593.38
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       217,531.49
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             140,877.02
VIII.   Transfers to the Pay-Ahead Account                                                                             (130,527.97)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $10,427,133.44
                                                                                                                    ==============

DISTRIBUTION AMOUNTS                                                Cost per $1000
--------------------------------------------                        ---------------

1.   (a)  Class A-1 Note Interest Distribution                                                        0.00
     (b)  Class A-1 Note Principal Distribution                                                       0.00
          Aggregate Class A-1 Note Distribution                      0.00000000                                            0.00

2.   (a)  Class A-2 Note Interest Distribution                                                        0.00
     (b)  Class A-2 Note Principal Distribution                                                       0.00
          Aggregate Class A-2 Note Distribution                      0.00000000                                            0.00

3.   (a)  Class A-3 Note Interest Distribution                                                        0.00
     (b)  Class A-3 Note Principal Distribution                                                       0.00
          Aggregate Class A-3 Note Distribution                      0.00000000                                            0.00

4.   (a)  Class A-4 Note Interest Distribution                                                        0.00
     (b)  Class A-4 Note Principal Distribution                                                       0.00
          Aggregate Class A-4 Note Distribution                      0.00000000                                            0.00

5.   (a)  Class A-5 Note Interest Distribution                                                        0.00
     (b)  Class A-5 Note Principal Distribution                                                       0.00
          Aggregate Class A-5 Note Distribution                      0.00000000                                            0.00

6.   (a)  Class A-6 Note Interest Distribution                                                   69,203.83
     (b)  Class A-6 Note Principal Distribution                                               8,134,448.54
          Aggregate Class A-6 Note Distribution                     93.22332240                                    8,203,652.37

7.   (a)  Class A-7 Note Interest Distribution                                                  291,650.00
     (b)  Class A-7 Note Principal Distribution                                                       0.00
          Aggregate Class A-7 Note Distribution                      5.11666667                                      291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                  441,291.67
     (b)  Class A-8 Note Principal Distribution                                                       0.00
          Aggregate Class A-8 Note Distribution                      5.19166667                                      441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                  321,266.67
     (b)  Class A-9 Note Principal Distribution                                                       0.00
          Aggregate Class A-9 Note Distribution                      5.26666667                                      321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                  345,041.67
    (b)  Class A-10 Note Principal Distribution                                                       0.00
         Aggregate Class A-10 Note Distribution                      5.30833333                                      345,041.67

11. (a)  Class B Certificate Interest Distribution                                              244,679.31
    (b)  Class B Certificate Principal Distribution                                                   0.00
         Aggregate Class B Certificate Distribution                  5.45000000                                      244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                       136,017.72
       (b)  Reimbursement of prior Monthly Advances                                             264,259.30
               Total Servicer Payment                                                                                400,277.02

13.  Deposits to the Reserve Account                                                                                 179,274.74

Total Distribution Amount                                                                                        $10,427,133.44
                                                                                                                 ==============

Reserve Account distributions:
--------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                            23,000.95
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                156,273.79
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                        6,100.47
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)            41,448.04
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $226,823.25
                                                                                                                    ===========

                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                   0.00
        (b) Class A-2 Notes    @            5.852%                                                   0.00
        (c) Class A-3 Notes    @            5.919%                                                   0.00
        (d) Class A-4 Notes    @            6.020%                                                   0.00
        (e) Class A-5 Notes    @            6.050%                                                   0.00
        (f) Class A-6 Notes    @            6.130%                                              69,203.83
        (g) Class A-7 Notes    @            6.140%                                             291,650.00
        (h) Class A-8 Notes    @            6.230%                                             441,291.67
        (i) Class A-9 Notes    @            6.320%                                             321,266.67
        (j) Class A-10 Notes   @            6.370%                                             345,041.67
                     Aggregate Interest on Notes                                                                   1,468,453.83
        (k) Class B Certificates @          6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                             Cost per $1000
                                                                ---------------
        (a) Class A-1 Notes                                       0.00000000                         0.00
        (b) Class A-2 Notes                                       0.00000000                         0.00
        (c) Class A-3 Notes                                       0.00000000                         0.00
        (d) Class A-4 Notes                                       0.00000000                         0.00
        (e) Class A-5 Notes                                       0.00000000                         0.00
        (f) Class A-6 Notes                                       0.78640717                    69,203.83
        (g) Class A-7 Notes                                       5.11666667                   291,650.00
        (h) Class A-8 Notes                                       5.19166667                   441,291.67
        (i) Class A-9 Notes                                       5.26666667                   321,266.67
        (j) Class A-10 Notes                                      5.30833333                   345,041.67
                     Total Aggregate Interest on Notes                                                             1,468,453.83
        (k) Class B Certificates                                  5.45000000                                         244,679.31

                 PRINCIPAL
--------------------------------------------
                                                                      No. of Contracts
                                                                     -----------------
1.   Amount of Stated Principal Collected                                                   3,286,405.63
2.   Amount of Principal Prepayment Collected                               269             3,968,216.20
3.   Amount of Liquidated Contract                                           29               879,826.71
4.   Amount of Repurchased Contract                                           0                     0.00

       Total Formula Principal Distribution Amount                                                                  8,134,448.54

5.   Principal Balance before giving effect to
     Principal Distribution                                                                    Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                   0.00
        (b) Class A-2 Notes                                                                     0.0000000                   0.00
        (c) Class A-3 Notes                                                                     0.0000000                   0.00
        (d) Class A-4 Notes                                                                     0.0000000                   0.00
        (e) Class A-5 Notes                                                                     0.0000000                   0.00
        (f) Class A-6 Notes                                                                     0.1539459          13,547,242.67
        (g) Class A-7 Notes                                                                     1.0000000          57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000          65,000,000.00
        (k) Class B Certificates                                                                1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                 0.00
        (b) Class A-2 Notes                                                                                                 0.00
        (c) Class A-3 Notes                                                                                                 0.00
        (d) Class A-4 Notes                                                                                                 0.00
        (e) Class A-5 Notes                                                                                                 0.00
        (f) Class A-6 Notes                                                                                                 0.00
        (g) Class A-7 Notes                                                                                                 0.00
        (h) Class A-8 Notes                                                                                                 0.00
        (i) Class A-9 Notes                                                                                                 0.00
        (j) Class A-10 Notes                                                                                                0.00
        (k) Class B Certificates                                                                                            0.00

7.   Principal Distribution                                            Cost per $1000
                                                                       --------------
        (a) Class A-1 Notes                                              0.00000000                                         0.00
        (b) Class A-2 Notes                                              0.00000000                                         0.00
        (c) Class A-3 Notes                                              0.00000000                                         0.00
        (d) Class A-4 Notes                                              0.00000000                                         0.00
        (e) Class A-5 Notes                                              0.00000000                                         0.00
        (f) Class A-6 Notes                                             92.43691523                                 8,134,448.54
        (g) Class A-7 Notes                                              0.00000000                                         0.00
        (h) Class A-8 Notes                                              0.00000000                                         0.00
        (i) Class A-9 Notes                                              0.00000000                                         0.00
        (j) Class A-10 Notes                                             0.00000000                                         0.00
        (k) Class B Certificates                                         0.00000000                                         0.00

8.   Principal Balance after giving effect to
     Principal Distribution                                                                  Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                     0.00
        (b) Class A-2 Notes                                                                   0.0000000                     0.00
        (c) Class A-3 Notes                                                                   0.0000000                     0.00
        (d) Class A-4 Notes                                                                   0.0000000                     0.00
        (e) Class A-5 Notes                                                                   0.0000000                     0.00
        (f) Class A-6 Notes                                                                   0.0615090             5,412,794.13
        (g) Class A-7 Notes                                                                   1.0000000            57,000,000.00
        (h) Class A-8 Notes                                                                   1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000            65,000,000.00
        (k) Class B Certificates                                                              1.0000000            44,895,285.54

                 POOL DATA
--------------------------------------------                                 No. of         Aggregate
                                                                            Contracts    Principal Balance
                                                                            ---------    -----------------
1.   Pool Stated Principal Balance as of                   9/30/00              12,092       318,308,079.67

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                     120           2,673,197.55            0.840%
              (b) 60-89 Days                                                      45           1,244,354.84            0.391%
              (c) 90-119 Days                                                     26             464,932.69            0.146%
              (d) 120 Days +                                                      67           2,071,174.10            0.651%


3.   Contracts Repossessed during the Due Period                                  3              112,892.60

4.   Current Repossession Inventory                                               19             874,284.15

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 29             879,826.71
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               429,593.38
                                                                                               -------------
       Total Aggregate Net Losses for the preceding Collection Period                                                450,233.33

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                 2,873,860.69

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           789                              11,719,280.09

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                         9.218%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
       Contracts                                                                                                         98.646


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                            1.473%
    (b)  Delinquency Percentage Trigger in effect ?                                                  NO

2.  (a)  Average Net Loss Ratio                                                    0.043%
    (b)  Net Loss Ratio Trigger in effect ?                                                          NO
    (c)  Net Loss Ratio (using ending Pool Balance)                                0.074%

3.  (a)  Servicer Replacement Percentage                                           0.096%
    (b)  Servicer Replacement Trigger in effect ?                                                    NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                          136,017.72

2.   Servicer Advances                                                                                               217,531.49

3.   (a)  Opening Balance of the Reserve Account                                                                   8,973,952.86
     (b)  Deposits to the Reserve Account                                                   179,274.74
     (c)  Investment Earnings in the Reserve Account                                         47,548.51
     (d)  Distribution from the Reserve Account                                            (226,823.25)
     (e)  Ending Balance of the Reserve Account                                                                    8,973,952.86

4.   Specified Reserve Account Balance                                                                             8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                   413,767.74
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                     130,527.97
     (c)  Investment Earnings in the Pay-Ahead Account                                            0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                   (140,877.02)
     (e)  Ending Balance in the Pay-Ahead Account                                                                    403,418.69
